SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549
                         ---------------

                            FORM 8-K

                        CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934


                 Date of Report: May 15, 2003



                     GRAPHON CORPORATION
  (Exact name of Registrant as specified in its charter)



      Delaware               0-21683                 13-3899021
     (State of        (Commission File No.)         IRS Employer
   incorporation)                               Identification Number)



            400 Cochrane Circle, Morgan Hill, CA 95037
             (Address of principal executive offices)


           Registrant's telephone number: (800) 472-7466

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Item 7.  Financial Statements, Pro Forma Financial Information
and Exhibits.

(a) Financial Statements of Business Acquired: None

(b) Pro Forma Financial Information: None

(c) Exhibits:


Exhibit No.  Description

   99.1 Press Release dated May 15, 2003, announcing financial results for the quarter ended March 31, 2003 (furnished pursuant to Item 12 of Form 8-K, under Item 9 of this report).


Item 9.  Regulation FD Disclosure.

Pursuant to Exchange Act Release 34-47583, we are furnishing the information required by Item 12 of Form 8-K, "Results of Operations and Financial Condition," under this Item 9.

On May 15, 2003, GraphOn Corporation issued a press release announcing its financial results for the quarter ended March 31, 2003, and a copy of the press release is being furnished as Exhibit 99.1 to this report and incorporated herein by reference.


Item 12.  Results of Operations and Financial Condition.

Pursuant to Exchange Act Release 34-47583, we are furnishing the information required by this Item 12 under Item 9 of Form 8-K, "Regulation FD Disclosure."

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               GRAPHON CORPORATION


Date:  May 15, 2003                         By: /s/ William Swain
                                                ------------------
                                                William Swain
                                                Chief Financial Officer